Exhibit 99.1

1 © 2026, Iovance Biotherapeutics, Inc. Corporate Overview August 2026 1

2 © 2026, Iovance Biotherapeutics, Inc. Forward-Looking Statements Certain matters discussed in this presentation are “forward-looking statements” of Iovance Biotherapeutics, Inc. (hereinafter referred to as the “Company,” “we,” “us,” or “our”) within the meaning of the Private Securities Litigation Reform Act of 1995 (the “PSLRA”). Without limiting the foregoing, we may, in some cases, use terms such as “predicts,” “believes,” “potential,” “achievable,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “forecast,” “guidance,” “outlook,” “may,” “can,” “could,” “might,” “will,” “should,” or other words that convey uncertainty of future events or outcomes and are intended to identify forward-looking statements. Forward-looking statements are based on assumptions and assessments made in light of management’s experience and perception of historical trends, current conditions, expected future developments, and other factors believed to be appropriate. Forward-looking statements in this presentation are made as of the date of this presentation, and we undertake no duty to update or revise any such statements, whether as a result of new information, future events or otherwise. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, many of which are outside of our control, that may cause actual results, levels of activity, performance, achievements, and developments to be materially different from those expressed in or implied by these forward-looking statements. Important factors that could cause actual results, developments, and business decisions to differ materially from forward-looking statements are described in the sections titled "Risk Factors" in our filings with the U.S. Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, and include, but are not limited to, the following substantial known and unknown risks and uncertainties inherent in our business: the risks related to our ability to successfully commercialize our products; the acceptance by the market of our products and product candidates, if approved, and their potential pricing and/or reimbursement by payors, and whether such acceptance is sufficient to support continued commercialization or development of our products or product candidates; the risk regarding our ability to manufacture our therapies at our Iovance Cell Therapy Center facility, including the risk that our ability to increase manufacturing capacity at our facility may adversely affect our commercial launch; the risks related to our ability to obtain, maintain and enforce patent and other intellectual property protection for our products and product candidates; the risk that the successful development or commercialization of our products may not generate sufficient revenue from product sales, and we may not become profitable in the near term, or at all; the risks related to the timing of and our ability to successfully develop, submit, obtain, or maintain regulatory authority approval of our product candidates; whether clinical trial results from our pivotal studies and cohorts, and meetings with regulatory authorities may support registrational studies and subsequent approvals by regulatory authorities, including the risk that the planned registrational trial in advanced sarcomas may not support approval; preliminary and interim clinical results, which may include efficacy and safety results, from ongoing clinical trials or cohorts may not be reflected in the final analyses of our ongoing clinical trials or subgroups within these trials or in other prior trials or cohorts; the risk that we may be required to conduct additional clinical trials or modify ongoing or future clinical trials based on feedback from regulatory authorities; the risk that our interpretation of the results of our clinical trials or communications with regulatory authorities may differ from the interpretation of such results or communications by such regulatory authorities; the risk that clinical data from ongoing clinical trials of Amtagvi will not continue or be repeated in ongoing or planned clinical trials or may not support regulatory approval or renewal of authorization; the risk that unanticipated expenses may decrease our estimated cash balances and forecasts and increase our estimated capital requirements; the risk that we may not be able to recognize revenue for our products; the risk that Proleukin revenues, and other factors such as the number of authorized treatment centers, may not serve as a leading indicator for Amtagvi revenues; the risks regarding our anticipated operating and financial performance, including our financial guidance and projections; the effects of global and domestic geopolitical factors or public health events; and other factors, including general economic conditions and regulatory developments, not within our control. Any financial guidance provided in this presentation assumes the following: no material change in our ability to manufacture our products; no material change in payor coverage; no material change in revenue recognition policies; no new business development transactions not completed as of the period covered by this presentation; and no material fluctuation in exchange rates.

Global Leader in Innovating, Developing and Delivering TIL Therapy for Patients with Cancer

2 Approved Products

AMTAGVI® (lifileucel)
U.S., Canada & Australia

PROLEUKIN® (aldesleukin)
Multiple Markets Globally

~2,000 Patients treated with commercial and clinical Iovance TIL products

Commercial Launch

>95% Addressable Patients within 200 miles of an ATC

>95 Treatment Centers as of 08/05/26*

~66% Year-Over-Year Quarterly Revenue Growth

Financials

2Q26 revenue >10% above 2Q26 guidance
~$99M

Margin from Cost of Sales[1]
56%

Cash Runway into 2H28[2]
~$304M

*Includes centers in final stages of readiness or soon to be authorized.

1. Excludes depreciation and amortization 2. Cash, cash equivalents, short-term investments, and restricted cash as of June 30, 2026.

Abbreviations: FDA, U.S. Food and Drug Administration

© 2026, Iovance Biotherapeutics, Inc.

IOVANCE 3

The Pioneer in One-Time Cell Therapy for Solid Tumors

Platform Technology and Robust Pipeline in Blockbuster Solid Tumor Indications

AMTAGVI (lifileucel) PROLEUKIN (aldesleukin)

$1B+ U.S. Sales Potential in 2L+ Advanced Melanoma

- First and only approved treatment in 2L+ advanced melanoma
- **~66% YoY revenue growth** in 2Q26
- 2Q26 revenue >10% above 2Q26 guidance
- **5-year durability**: 31.4% ORR; 19.7% OS; mDOR of 36.5 months[1]
- **Real-world ~44% ORR**; 52% ORR in patients with ≤ 2 prior lines of therapy[2]

~7X U.S. Melanoma Opportunity in 2L mNSCLC*

- **High unmet need** with limited treatment options
- SOC: 12.8% ORR; 5.6 months mDOR; 12.3 months mOS[3]
- **Potential best-in-class lifileucel clinical profile:** 25.6% ORR; mDOR not reached at 25.4 months follow up[4]
- FTD for NSCLC from U.S. FDA
- Potential launch in 2H27
- **Leverages melanoma** commercial footprint and manufacturing

Operational Excellence Focused on Profitability

- **~$304M cash,** with runway into second half 2028[5]
- **~56% gross margin** from COS in 2Q26 and 50% YTD[6]
- **Ongoing initiatives improving OpEx, cost of sales and gross margin**
- Leading IO pipeline in solid tumors
- Internal manufacturing
- 5K+ annual capacity for North America, Europe & APAC
- ~2K commercial & clinical infusions

1. Medina et al, ASCO 2025. Pooled Analysis (n=153), Heavily Pre-Treated Patient Population; 2. Karapetyan L et al. Transplantation & Cell Therapy 2026. Physician-assessed confirmed ORR by RECIST v1.1. All evaluable patients received commercial Amtagvi according to the U.S. prescribing information; 3. Ahn MJ et al. J Clin Onc 2024;43:260-272. 4. Interim data cut as of October 10, 2025 of patients with nonsquamous NSCLC with minimum cell dose based on FDA feedback for melanoma. Patients progressed on or after chemotherapy and anti-PD-1 therapy for mNSCLC without EGFR, ROS1 or ALK genomic mutations and received at least one line of FDA-approved targeted therapy if indicated by other actionable tumor mutations; 5. Cash, cash equivalents, short-term investments, and restricted cash as of June 30, 2026; 6. Excludes depreciation and amortization
*Nonsquamous mNSCLC without EGFR, ROS1 or ALK genomic mutations

Abbreviations: 2L, second line; COS, cost of sales; FTD, fast track designation; mDOR, median duration of response; mNSCLC, metastatic non-small cell lung cancer; OpEx, operating expenses; ORR, objective response rate; mOS, median overall survival; SOC, standard of care

© 2026, Iovance Biotherapeutics, Inc.

IOVANCE 4

Strong Platform Supports Backbone IO Therapy for Solid Tumors

Iovance Retains Global Portfolio and Technology Platform Rights

AMTAGVI (lifileucel)

Approved	Under Review	Pending
U.S., Australia, Canada	UK (2H 2026), Switzerland (1H 2027)	EU

PROLEUKIN (aldesleukin) Recombinant IL-2 — Amtagvi Treatment Regimen — Additional Clinical & Commercial Use

		INDICATION & TREATMENT SETTING	PHASE 1 / PHASE 2 / PHASE 3
Amtagvi Label Expansion	Lifileucel + pembrolizumab	Frontline advanced melanoma	TILVANCE-301 (FTD, Confirmatory)
	Lifileucel	Post-chemo & anti-PD-1 advanced NSCLC	IOV-LUN-202 (FTD)
	Lifileucel	Post-chemo advanced soft tissue sarcomas (DDLPS or UPS)	SARATOGA (FTD)
	Lifileucel	Post-chemo & anti-PD-1 endometrial cancer	IOV-END-201
Next-Generation Products	IOV-4001 (PD-1 Inactivated TIL)	Post anti-PD-1 advanced melanoma or NSCLC	IOV-GM1-201
	IOV-3001 (IL-2 analog)	TIL treatment regimen	IOV-IL2-101
	IOV-5001 (IL-12 tethered TIL)	Post-ICI CRC, TNBC/ER Low, HNSCC, NSCLC	IOV-GE1-201

Abbreviations: 2L, second line; 4L, fourth line; CRC, colorectal cancer; DDLPS, dedifferentiated liposarcoma; ER, estrogen-receptor; FTD, Fast Track Designation; IO, immuno-oncology; HNSCC, head and neck squamous cell carcinoma; IL-2, interleukin 2; IL-12, interleukin 12; NSCLC, non-small cell lung cancer; PD-1, programmed cell death protein-1; TNBC, triple negative breast cancer; UPS, undifferentiated pleomorphic sarcoma

© 2026, Iovance Biotherapeutics, Inc.

IOVANCE 5

6 © 2026, Iovance Biotherapeutics, Inc. Significant U.S. Commercial Business Growth and Progress in Global Expansion

Advanced Melanoma Market Opportunity

Significant Unmet Need in Frontline and Beyond[1]

2L+ Advanced Melanoma Population[2,3]

US: **8.5K**

Potential ex-US Markets: **22K**

Overall (1L+): **70K**

>50% of patients on 1L standard of care progress within 12 months[4-6]

mOS after Progression on 1L Therapy:[7]

~5 months	~3 months
BRAF wild-type (prior ICI therapy)	**BRAF mutated** (prior ICI and targeted therapy)

1. Chesney J, et al. J Immunother Cancer. 2022; 2. National Cancer Institute Surveillance, Epidemiology and End Results (SEER) Program. 2026 Estimates. https://seer.cancer.gov (accessed June 2026); World Health Organization International Agency for Research on Cancer (IARC). GLOBOCAN 2022;3. Data on file as of August 2026. Includes more than 20,000 patients initial target markets plus additional potential markets; 4. Larkin J, Chiarion-Sileni V, Gonzalez R, et al. NEJM. 5. Robert C, et al.; Lancet 6. Tawbi HA, Schadendorf D, Lipson EJ, et al. NEJM 7. Patrinely JR et al.Cancer.2020

Abbreviations: 1L, first line; ICI, immune checkpoint inhibitors; mOS, median overall survival; mPFS, median progression-free survival; PD-(L)1, programmed death receptor-1 or programmed death-ligand

© 2026, Iovance Biotherapeutics, Inc.

IOVANCE 7

8 © 2026, Iovance Biotherapeutics, Inc. One Third of Responses Remain Ongoing without Subsequent Treatment 5-Year OS 19.7% mDOR 36.5 Months ORR 31.4% mOS 13.9 Months 1. Medina et al, ASCO 2025. Pooled Analysis (n=153), Heavily Pre-Treated Patient Population Abbreviations: mDOR, median duration of response; mOS, median overall survival; NR, not reached; ORR, objective response rate Duration of Response Overall Survival Deep and Durable Responses at 5-Year Follow Up1 Median Follow Up 57.8 Months

Best-in-class real-world data driving increased Amtagvi adoption[1]

Unprecedented Real-World Response Rates of >50% ORR in multiple studies[3]

44% ORR
(18/41)

73% DCR
(30/41)

Higher Response Rates with Earlier Treatment

52% ORR (12/23)
OS Not Reached
≤ 2 prior lines of therapy

33% ORR (6/18)
≥ 3 prior lines of therapy

Durable Ongoing Partial Response (PR)[2]
Significant tumor burden reduction at Week 6

Before Lifileucel



Post-Lifileucel (Week 6)



1. Karapetyan L et al. Transplantation & Cell Therapy 2026
2. Three Prior Lines of Therapy (1L-3L): 1L ipilimumab + nivolumab; 2L dabrafenib + trametinib; 3L nivolumab + relatlimab. 86% reduction in target lesions. Response ongoing at 260-day follow up. Photo Credit and Permission: H. Lee Moffitt Cancer Center
3. For more information, please visit https://www.iovance.com/scientific-publications-presentations/

Abbreviations: DCR, disease control rate; ORR, objective response rate

© 2026, Iovance Biotherapeutics, Inc.

IOVANCE 9

One Shared Infrastructure with Scalable Expansion

Melanoma
Medical Oncologist
Currently Treating

NSCLC
Medical Oncologist
Educating

Sarcoma
Medical Oncologist
Educating

Endometrial
Medical Oncologist
Educating

One-Time Treatment

1. **Patient Identification** →
2. **Tumor Tissue Procurement** →
3. **Centralized Manufacturing** →
4. **Administration**

Existing Institutional Groundwork Supports Label Expansion

Surgeons
Tumor Tissue Procurement · Trained once, serve every indication

Cell Therapists
Authorized Treatment Centers · Trained once, serve every indication

IOVANCE 10
© 2026, Iovance Biotherapeutics, Inc.

11 © 2026, Iovance Biotherapeutics, Inc. • The only scaled, centralized FDA-approved commercial TIL manufacturing process • Continually improving end-to-end commercial turnaround (~31 days) • Modular design • 5K+ patient annual capacity • Optimal utilization, quality & COS Manufacturing Facility Dedicated to Global Delivery of Commercial and Clinical TIL Cell Therapies COS = cost of sales Philadelphia, PA Manufacturing facility Countries with clinical trial sites Cryopreserved TIL is manufactured in Philadelphia and shipped to commercial and clinical trial sites across North America, Europe, Asia-Pacific and Australia. Philadelphia Los Angeles Canada Europe South Korea Singapore Australia

12 © 2026, Iovance Biotherapeutics, Inc. >95 ATCs in North America1,2 1/3 in Community Setting ≤100 10K+ Population2 1. Not all authorized treatment centers are listed. Includes onboarded ATCs as well as in-process ATCs. 2. U.S. Census Bureau, 2024 Annual Estimates. SEER annual estimated death rate from melanoma: 2 deaths per 100K people: https://seer.cancer.gov/ (accessed August 2026) Amtagvi® Authorized Treatment Centers (ATC)

13 © 2026, Iovance Biotherapeutics, Inc. Broad Amtagvi U.S. Market and Geographic Access Data on file as of August 2026. *Plans or policies that cover Amtagvi, including pharmacy benefit managers (PBMs) Abbreviations: NCCN, National Comprehensive Cancer Network Lives covered; majority with private coverage* >250M >75% >80% of patients covered by private payers & Medicare of patients within 100 miles of patients within 200 miles BROAD PRIVATE & PUBLIC PAYER COVERAGE PROXIMITY TO ATCs >95% The Vast Majority of Addressable Patients Have Coverage and Local Access to ATCs COMPREHENSIVE PATIENT SUPPORT PROGRAM ▪ Reimbursement support ▪ Financial assistance ▪ Travel & logistics

14 © 2026, Iovance Biotherapeutics, Inc. Tumor Infiltrating Lymphocytes (TIL): Leading Cell Therapy Platform for Solid Tumors 1. Amtagvi USPI Circulation Infused TIL circulate in the blood Migration to Tumor Recognition Lysis TIL expansion T cells grown to the billions1 Tumor collection Tumor resected and shipped Individualized therapy One-time therapy made from a patient’s own cells Billions of TIL recognize multiple patient-specific tumor neoantigens Unique mechanism of action One-time infusion

15 © 2026, Iovance Biotherapeutics, Inc. Deep Pipeline of Registrational Programs

Unprecedented Rate, Depth & Durability of Responses in Frontline Advanced Melanoma

Data support rationale for TILVANCE frontline study:[1]

65.2%	30.4%	64.7%
ORR via RECIST v 1.1	CR	PFS at 6 & 12 months

- mPFS and mDOR not reached at ~2 years of median follow up (21.7 months)
- All response-evaluable patients demonstrated regression of target lesions
- Safety consistent with underlying disease and known safety profiles of pembrolizumab, NMA-LD, lifileucel, and IL-2
- Late AEs consistent with anti-PD-1 monotherapy, differentiated from ICI combination therapies

Best Percentage Change from Baseline in Target Lesion SOD



Best Overall Response
PD
SD
PR
uCR*
CR
% Change From Baseline
20
0
−20
−40
−60
−80
−100
N=22[a]
1A-21
1A-09
1A-02
1A-08
1A-17
1A-01
1A-11
1A-16
1A-18
1A-14
1A-04
1A-19
1A-15
1A-13
1A-12
1A-23[b]
1A-05
1A-03
1A-06
1A-07
1A-20
1A-22
Patients

Time to Response and Time of Efficacy Assessment for Confirmed Responders (PR or Better)



Patients
1A-03*†
1A-05
1A-06*
1A-07
1A-12
1A-01
1A-14
1A-15
1A-17
1A-18
1A-11†
1A-20
1A-22
1A-04
1A-23
CR start
PR start
Ongoing on study
Progression
Pembrolizumab dosing
0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 32 34 36 38 40 42 44 46 48 50 52 54 56 58
Time (months) Since Lifileucel Infusion

1. Thomas et al, ASCO 2024; Data on file as of May 31, 2024.

*Unconfirmed CRs, confirmed following data cut.

[a]One patient without a postdose tumor response assessment was not included.

[b]Target lesion lymph node at baseline decreased by 50% is no longer pathological, and thus is shown here as -100% representing uCR.

Abbreviations: CI, confidence interval; CR, complete response; DOR, duration of response; ICI, immune checkpoint inhibitor; M, median; ORR, objective response rate; PD, progressive disease; PFS, progression-free survival; PR, partial response; RECIST, Response Evaluation Criteria in Solid Tumors; SD, stable disease; SOD, sum of diameters; AE, adverse event; IL-2, interleukin-2; NMA-LD, nonmyeloablative lymphodepletion

© 2026, Iovance Biotherapeutics, Inc.

16

TILVANCE-301 Global Phase 3 and Confirmatory Trial

Randomized, Multicenter Study with Optional Crossover to Lifileucel (NCT05727904)

Patient Population

Unresectable or metastatic melanoma; no prior therapy for metastatic disease

N=670

80+ sites in U.S., Canada, Europe, APAC

1:1 Randomization

Arm A: lifileucel plus pembrolizumab*

Arm B: pembrolizumab alone*

Long-term follow up

Option to crossover to lifileucel after BIRC-confirmed PD

Study Design with FDA Agreement

- Dual primary endpoints: ORR & PFS
- Interim analysis on ORR
- Final analysis on PFS
- Registrational for frontline melanoma
- Confirmatory for Amtagvi® full approval in post-anti-PD-1 melanoma
- Enrollment on track with internal projections

*Pembrolizumab in both arms is started at the same time after randomization.
Abbreviations: BIRC, blinded independent review committee; ORR, objective response rate; PD, progressive disease; PD-1, programmed cell death protein-1; PFS, progression free survival

© 2026, Iovance Biotherapeutics, Inc.

IOVANCE 17

Global NSCLC Commercial Opportunity ~7X Current Melanoma Opportunity[1]

TIL Experience is Growing at Leading Cancer Centers across North America, Europe & APAC



>90K
Annual Deaths[1]
>150K
Annual Deaths[1]
>75K
Annual Deaths[1]
1M+
Global
Annual Deaths[1]

Significant Unmet Need in 2L Nonsquamous NSCLC – Limited durability with SOC Chemo (Docetaxel)[2]		
12.8% ORR	5.6 mo mDOR	12.3 mo OS

1. Data on file as of August 2026, includes targeted patient population (nonsquamous advanced NSCLC) in potential future commercial markets. 2. Ahn MJ et al. J Clin Onc 2024;43:260-272.

Abbreviations: APAC, Asia Pacific; mDOR, median duration of response; mo, month; NSCLC, non-small-cell lung cancer; ORR, objective response rate; OS, overall survival; SOC, standard of care

IOVANCE

18

© 2026, Iovance Biotherapeutics, Inc.

IOV-LUN-202 Registrational Trial Design

Phase 2 Multicenter Study of Lifileucel in Post-Anti-PD-1 NSCLC (NCT04614103)

Patient Population

Unresectable or metastatic NSCLC with progression on or after prior anti-PD-1 treatment and chemotherapy

70+ sites in U.S., Canada, Europe, APAC

Registrational Cohorts

Cohort 1:
< 1% or unknown TPS

Cohort 2:
≥ 1% TPS

IOV-LUN-202 is designed to enroll patients with advanced NSCLC post anti-PD-1 treatment

Endpoints

- Primary: ORR per RECIST v1.1 by IRC
- Secondary: CR rate, DOR, DCR, and PFS; OS; safety and tolerability

Abbreviations: Anti-PD-1, anti-programmed cell death inhibitor; IRC, independent review committee; NSCLC, non-small cell lung cancer; ORR, objective response rate; TPS, tumor proportion score

© 2026, Iovance Biotherapeutics, Inc.

IOVANCE 19

20 © 2026, Iovance Biotherapeutics, Inc. FDA Fast Track Designation in Second-Line Nonsquamous mNSCLC 1.Interim data cut as of October 10, 2025 of patients with nonsquamous NSCLC with minimum cell dose based on FDA feedback in melanoma. Patients progressed on or after chemotherapy and anti-PD-1 therapy for mNSCLC without EGFR, ROS1 or ALK genomic mutations and received at least one line of FDA-approved targeted therapy if indicated by other actionable tumor mutations. 2. Time to response, time on assessment for confirmed responders (PR or better). A bar is presented for each patient starting from date of lifileucel infusion up to date of new anti-cancer therapy, end of assessment, death, or data cutoff date, whichever occurs earlier. *Patient 23 in ongoing follow up to confirm PR. Abbreviations: CR, complete response; mNSCLC, metastatic non-small cell lung cancer; ORR, objective response rate; PD, progressive disease; PR, partial response; RECIST, Response Evaluation Criteria in Solid Tumors; SD, stable disease; uPR, unconfirmed partial response One-Time Therapy with Unprecedented Durability and Potential Best-in-Class Clinical Profile1 25.6% ORR (n=39; RECIST v1.1) mDOR Not Reached (Median follow up: 25.4 months) Patients Time (months) Since Lifileucel Infusion % Change From Baseline Durability of Response2 Patients Best Percentage Change from Baseline in Target Lesion(s)

21 © 2026, Iovance Biotherapeutics, Inc. Cohort 3A Results Support Adding TIL Therapy to Frontline NSCLC1 % Change from Baseline Time (Months) Since TIL Infusion PD-L1 Negative, EGFRWT Subgroup has a High Unmet Need2 Best Percentage Change from Baseline in Target Lesion SOD 64.3% ORR EGFRWT Time to Response for Confirmed Responders (PR or Better, EGFRWT Patients) mDOR not reached (median follow up 26.5 months) • Safety consistent with Iovance TIL combination studies • Supports adding TIL therapy to pembrolizumab plus chemotherapy for frontline NSCLC 1. Creelan et al, SITC 2024 2. KEYTRUDA USPI; OPDIVO USPI *PR response based on target lesion reduction of 100% with the persistence of nontarget lesions. Abbreviations: CR, complete response; EGFR, epidermal growth factor receptor; ICI, immune checkpoint inhibitor; NSCLC, non-small-cell lung cancer; ORR, objective response rate; PD, progressive disease; PR, partial response; RECIST, Response Evaluation Criteria in Solid Tumors; SD, stable disease; SOD, sum of diameter; TPS, tumor proportion score; WT, wild-type 54.5% ORR EGFRWT PD-L1 Negative by RECIST v1.1 Anti-PD-1 ORR Benchmarks2 Treatment-naïve (mono) 27% (TPS ≥ 1%); 39 - 45% (TPS ≥ 50%) Post-chemotherapy (mono) 18 - 20% Frontline (anti-PD-1 + chemo) 48-58% 2 Patients 60 40 20 0 –20 –40 –60 –80 –100 a 3A-03 3A-16 3A-08 3A-22 3A-15 3A-09 3A-04 3A-02 3A-PD-L1 TPS <1 <1 <1 <1 ≥50 <1 <1 <1 <1 3A-10 ≥50 3A-17 ≥50 3A-11 <1 3A-13 <1 80 100 PD SD PR CR

Significant Market Opportunity for Advanced Soft Tissue Sarcomas

FDA Fast Track Designation in Rare, High Grade, Aggressive Refractory UPS & DDLPS with Very High Unmet Need

>8K
Patients/yr (US & Europe)

>3K	U.S. annual cases[1]
>5K	Europe annual cases[2]
>3.5K	Patients with advanced disease[3]

50%	2.33	117 mm
ORR via RECIST v1.1	Mean Prior Lines of Therapy	Baseline Mean SOD

Deep responses improved over time

- All evaluable patients had significant disease burden
- Safety consistent with lifileucel in other indications

Current 2L SOC has low ORR (<5%) with short durability[4-6]

- No approved ICI options
- Patients concentrated at centers of excellence

Phase 2 SARATOGA registrational trial commenced in 2Q 2026

- Targeting expedited pathways for registration
- Plan to explore additional high grade soft tissue sarcoma subtypes

1. CancerMPact Patient Metrics for US Soft Tissue Sarcoma (accessed February 2026); 2. Zhou et al. BMC Public Health 2025; 3. CancerMPact Treatment Architecture for Sarcoma for the US & EU5 (May 2025) to inform treatment rates in the US and EU5. 4. Parikh RC, et al. Cancer. 2018. 5. Italiano A, et al. Ann Oncol. 2012; 6. Jones RL et al. Ann Oncol. 2023.

Abbreviations: 2L, second line; DDLPS, dedifferentiated liposarcoma; DCR, disease control rate; ICI, immune checkpoint inhibitor; ORR, objective response rate; RECIST, Response Evaluation Criteria in Solid Tumors; SOD, sum of diameter (in millimeters); UPS, undifferentiated pleomorphic sarcoma

© 2026, Iovance Biotherapeutics, Inc.

IOVANCE

22

23 © 2026, Iovance Biotherapeutics, Inc. SARATOGA (IOV-SAR-201) Registrational Trial Phase 2 Multicenter Study of Lifileucel in Advanced Soft Tissue Sarcomas (NCT07741877) Abbreviations: CR, complete response; DCR, disease control rate; DOR, duration of response; IRC, independent review committee; NSCLC, non-small cell lung cancer; ORR, objective response rate; OS, overall survival; PFS, progression free survival; RECIST, Response Evaluation Criteria in Solid Tumors Endpoints Primary: ORR per RECIST v1.1 by IRC Secondary: CR rate, DOR, DCR, PFS, OS, safety and tolerability Patient Population Patients with undifferentiated pleomorphic sarcoma (UPS) or dedifferentiated liposarcoma (DDLPS) who have received 1-3 prior systemic treatments Cohort 1: UPS Cohort 2: DDLPS

Strong Initial Data for Serous Advanced Endometrial Cancer

Biomarker Based Approach in Difficult to Treat Subtype with Very High Unmet Need in 2L+

>40% of Endometrial Cancer Deaths are Serous

~13K	US annual endometrial cancer deaths [1]
~90K	Global deaths[2]
19.5%	5-yr survival (distant metastases)[1]

40% Confirmed ORR via RECIST v1.1

100% DCR via RECIST v1.1

2 Median Prior Lines of Therapy

First 5 evaluable patients all mismatch repair proficient and progressed on prior chemotherapy and checkpoint inhibitor therapy

FDA engagement on expedited pathway planned

No standard of care for 2L+ post-anti-PD-1

- Anti-PD-(L)1 moving into frontline setting, limited data on treatments after anti-PD-(L)1[3]
- Mono-chemotherapy after front-line chemo doublet: ~15% ORR[5,6]
- Targeted therapies available only to small subgroups

Endometrial Cancer Biomarkers[4]

pMMR: 73%
dMMR: 27%

1. National Cancer Institute Surveillance, Epidemiology and End Results (SEER) Program. 2026 Estimates. https://seer.cancer.gov (accessed June 2026); 2. World Health Organization International Agency for Research on Cancer (IARC). GLOBOCAN 2022; 3. NCCN Guidelines Version 2.2024 Endometrial Carcinoma; 4. Kang et al, Nature Portfolio, Scientific Reports, 2022; 5. Makker V, et al. N Engl J Med. 2022; 6. McMeekin S, et al. Gynecol Oncol. 2015.

Abbreviations: Anti-PD-1, anti-programmed cell death inhibitor; pMMR, proficient DNA mismatch repair; dMMR, deficient DNA mismatch repair; SOC, standard of care; TMB-H, tumor mutational burden high; ORR, objective response rate

IOVANCE 24

© 2026, Iovance Biotherapeutics, Inc.

25 © 2026, Iovance Biotherapeutics, Inc. pMMR Subgroup* dMMR Subgroup* Endpoints • Primary: ORR per RECIST v1.1 by investigator • Secondary: CR rate, DOR, DCR, PFS, OS, safety and tolerability IOV-END-201 Phase 2 Proof of Concept Study Endometrial Cancer Patient Population Recurrent, metastatic or primary unresectable disease after chemo and anti-PD-1 therapy ≤3 lines of prior systemic therapy with ≤1 line of chemotherapy *Proof of concept cohorts, enrollment complete **Planned Abbreviations: Anti-PD-1, anti-programmed cell death inhibitor; CR, complete response; dMMR, mismatch repair deficient; pMMR, mismatch repair proficient; DCR, disease control rate; DOR, duration of response; ORR, objective response rate; OS, overall survival; PFS, progression free survival Proof-of-Concept Trial in Patients with Mismatch Repair (MMR) Proficient and Deficient Tumors (NCT06481592) Serous Endometrial Cohort**

26 © 2026, Iovance Biotherapeutics, Inc. First-in-class Immuno-Oncology Technologies Target New Indications

IOV-4001: PD-1 Inactivated TIL Therapy

1 PD-1 inhibits the ability of T cells to fight cancer:

T cells, upon encountering cancer cells, produce PD-1, a checkpoint receptor that is activated by proteins (PD-L1 and PD-L2) found on cancer and other immune cells.[1]

2 PD-1 Inactivated T Cells Avoid Checkpoint Signals:

PD-1 is inactivated using TALEN, restoring the ability of TIL cells to kill cancer cells.[2,3]


PD-1
PD-1
T cell
TCR
Cognate Antigen
PD-L1
PD-L2
pMHCI
Tumor cell
PD-L2
PD-L1
Antigen-presenting cell
IOV-4001
TCR
Cognate Antigen
PD-L2
PD-L1
pMHCI
Tumor cell

1. Sharpe AH, Pauken KE, Nat Rev Immunol 2018, 18:153-167
2. Natarajan A et.al. AACR 2022
3. Licensed from Cellectis

© 2026, Iovance Biotherapeutics, Inc.

IOVANCE 27

Phase 1/2 Open-Label First-in-Human Study: IOV-GM1-201

Genetically Modified, PD-1 Inactivated TIL Therapy IOV-4001 in Previously Treated Metastatic Melanoma and NSCLC (NCT05361174)

Patient Population

Adults with unresectable or metastatic melanoma or advanced NSCLC

Cohort 1: Unresectable or metastatic melanoma
Post-anti-PD-1/L1, post-BRAF/MEK inhibitor in patients with BRAF mutations (fully enrolled)

Cohort 2: Stage III or IV NSCLC
Post-anti-PD-1/L1 or post targeted therapy and either chemotherapy or anti-PD-1/L1

Endpoints

- **Phase 1:** Safety (Complete)
- **Phase 2 Primary:** ORR per RECIST v1.1 by investigator
- **Secondary**: CR rate, DOR, DCR, PFS, OS, safety and tolerability

Abbreviations: Anti-PD-1, anti-programmed cell death inhibitor; CR, complete response; DCR, disease control rate; DOR, duration of response; NSCLC, non-small cell lung cancer; ORR, objective response rate; OS, overall survival; PFS, progression free survival; RECIST, Response Evaluation Criteria in Solid Tumors

© 2026, Iovance Biotherapeutics, Inc.

IOVANCE 28

IOV-3001: Next Generation IL-2 for TIL Supportive Regimen[1,2]

Preclinical data suggest a better safety profile and less frequent dosing for IOV-3001 compared to Proleukin

Phase 1/2 trial enrolling patients

Recombinant fusion protein designed to enhance TIL survival and cellular proliferation

- A modified copy of the coding sequence for aldesleukin (mdIL-2) is fused to a humanized monoclonal immunoglobulin (Ig)G1κ antibody
- The mdIL-2 moiety of IOV-3001 binds to the IL-2-receptor (IL-2R) with subsequent phosphorylation of signal transducer and activator of transcription 5 (STAT5), resulting in enhanced performance



IOV-3001
IOV-3001
TIL
mdIL-2
IL-2R
Cytosol
JAK1
JAK3
STAT5
dimer
Nucleus
IOV-3001
Modified IL-2
(mdIL-2)
Light chain
Heavy chain
Antibody
Gene Expression:
• Survival
• Proliferation

1. Mitra S, Leonard WJ, Journal of Leukocyte Biology 2018 103(4): 643-655
2. Simpson-Abelson M et al, ASCO 2024

© 2026, Iovance Biotherapeutics, Inc.

IOVANCE 29

IOV-5001: IL-12 Tethered TIL Therapy

IND-Cleared: Phase 1/2 Basket Trial Enrolling in Solid Tumors Representing 100K+ U.S. Deaths Annually

- Tethered IL-12 TIL cells can improve efficacy by remodeling the suppressive TME into an immuno-supportive state
  - In advanced melanoma patients, an ORR of 63% (n=16) was observed with prior generation IL-12 secreting TIL product at doses 10- to 100-fold lower than conventional TIL products[1]
- IL-12 shows independent clinical efficacy, with safe delivery to the TME being the primary challenge[1,2]
- Expression of IL-12 on IOV-5001 is induced upon antigen encounter in the TME[1,2]
- IOV-5001's expressed IL-12 is tethered to the membrane surface of TIL to avoid release into circulation (shedding)[2]
- Inducible IL-12 expression in the TME and lack of IL-12 shedding expected to allow increased IOV-5001 cell doses and improved TIL efficacy in solid tumor cancers



TIL



NK and NK-T cell activation and proliferation[3]
CD8⁺ T cell activation and proliferation[4]
CD4⁺ T cell differentiation to Th1[5]
T_{reg} and MDSC downregulation[6,7]



Direct Action
IFNγ
Antigen
IL-12
IL-12R
TCR
Cytosol
NFAT-TeIL-12
Nucleus

1. Zhang L, et al, Clin Cancer Res 2015;21(10):2278–2288; 2. Zhang L, et al, J Immunother Cancer 2020;8:e000210; 3. Kobayashi M, et al, J Exp Med 1989;170:827–845; 4. Zeh HJ, et al, J Immunother 1993;14:155–61; 5. Tugues S, et al, Cell Death and Differentiation 2015;22:237–246; 6. Cao X, et al, Cancer Res 2009;69:8700–9; 7. Steding CE, et al, Immunology 2011;133:221–38

Abbreviations: IL-12, interleukin 12; IND, investigational new drug application; MDSC, myeloid derived suppressor cell; NK, natural killer cell; NKT, natural killer T cell; ORR, objective response rate; TME, tumor microenvironment; Treg, regulatory T cell

© 2026, Iovance Biotherapeutics, Inc.

IOVANCE 30

Phase 1/2 Open-Label First-in-Human Study: IOV-GE1-201

Genetically Engineered, IL-12 Tethered TIL Therapy IOV-5001 in Previously Treated Advanced Solid Tumors (NCT07743723)

Patient Population

Adults with previously treated unresectable or metastatic solid tumor cancers

Cohort 1: Stage IV NSCLC
without EGFR, ALK, or ROS1 genomic alterations

Cohort 2: Unresectable or Stage IV TNBC or ER-low breast cancer

Cohort 3: Stage IV CRC

Cohort 4: Stage III or IV HNSCC

Endpoints

- **Phase 1:** Safety
- **Phase 2 Primary:** ORR per RECIST v1.1 by investigator
- **Secondary**: CR rate, DOR, DCR, PFS, OS, safety and tolerability

Abbreviations: Anti-PD-1, anti-programmed cell death inhibitor; CR, complete response; CRC, colorectal cancer; DCR, disease control rate; DOR, duration of response; ER, estrogen receptor; HNSCC, head and neck squamous cell carcinoma; NSCLC, non small cell lung cancer; ORR, objective response rate; OS, overall survival; PFS, progression free survival; RECIST, Response Evaluation Criteria in Solid Tumors ; TNBC, triple negative breast cancer

© 2026, Iovance Biotherapeutics, Inc.

IOVANCE 31

32 © 2026, Iovance Biotherapeutics, Inc. Financial Summary

33 © 2026, Iovance Biotherapeutics, Inc. 1. Excludes depreciation and amortization 2. Cash, cash equivalents, short-term investments, and restricted cash as of June 30, 2026 Financial Position & Outlook Cash runway into 2H 2028 Revenue Growth | Margin Improvement | Cost Control Cash position2 ~$304M 2Q26 Margin1 56% 2Q26 Revenue >10% Above 2Q26 Guidance ~$99M

34 © 2026, Iovance Biotherapeutics, Inc. © 2026, Iovance Biotherapeutics, Inc. Thank You